LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 25, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE SMALL CAP VALUE FUND,

DATED FEBRUARY 1, 2015

Effective December 1, 2015, the following supplements and replaces any information to the contrary in the section titled “Investment Management and Other Services – Portfolio Managers – Portfolio Managers Securities Ownership” in the fund’s Statement of Additional Information:

Portfolio Managers Securities Ownership

The table below identifies ownership of the fund’s securities by Messrs. Daubenspeck and del Gallego.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Tim Daubenspeck	10,001-50,000
Juan Miguel del Gallego	1-10,000

Please retain this supplement for future reference.

CBAX220665